Capital Group Growth ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 98.20% Information technology 23.42%	Shares	Value (000)
Microsoft Corp.	885,987	$369,581
Broadcom, Inc.	1,275,275	207,640
NVIDIA Corp.	1,723,613	205,748
Apple, Inc.	720,291	164,947
Salesforce, Inc.	412,761	104,387
Shopify, Inc., Class A, subordinate voting shares[1]	1,348,463	99,881
Cloudflare, Inc., Class A1	858,758	70,538
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	393,217	67,515
ASML Holding NV (ADR)	41,695	37,687
ASML Holding NV	33,076	29,688
MicroStrategy, Inc., Class A1	371,308	49,169
Synopsys, Inc.[1]	90,136	46,833
Constellation Software, Inc.	12,185	39,789
Motorola Solutions, Inc.	86,613	38,286
Applied Materials, Inc.	169,906	33,516
Adobe, Inc.[1]	52,964	30,423
Micron Technology, Inc.	310,119	29,846
Dell Technologies, Inc., Class C	160,842	18,584
		1,644,058
Communication services 19.50%
Meta Platforms, Inc., Class A	1,181,670	616,016
Netflix, Inc.[1]	484,635	339,899
Alphabet, Inc., Class C	1,020,853	168,553
Alphabet, Inc., Class A	766,042	125,156
Charter Communications, Inc., Class A1	168,793	58,662
Frontier Communications Parent, Inc.[1]	901,592	25,966
Snap, Inc., Class A, nonvoting shares[1]	2,486,049	23,220
Pinterest, Inc., Class A1	372,381	11,931
		1,369,403
Health care 15.36%
Regeneron Pharmaceuticals, Inc.[1]	145,581	172,468
Intuitive Surgical, Inc.[1]	348,385	171,625
UnitedHealth Group, Inc.	220,069	129,885
Vertex Pharmaceuticals, Inc.[1]	225,650	111,898
Eli Lilly and Co.	112,285	107,796
Alnylam Pharmaceuticals, Inc.[1]	333,839	87,696
Thermo Fisher Scientific, Inc.	89,077	54,789
HCA Healthcare, Inc.	104,129	41,192
Boston Scientific Corp.[1]	479,814	39,244
Abbott Laboratories	241,416	27,345
Danaher Corp.	99,257	26,731
Novo Nordisk AS, Class B	186,029	25,861
Mettler-Toledo International, Inc.[1]	14,329	20,621
Molina Healthcare, Inc.[1]	54,382	19,022
Capital Group Growth ETF — Page 1 of 6

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Moderna, Inc.[1]	230,007	$17,802
Sarepta Therapeutics, Inc.[1]	125,370	17,023
NovoCure, Ltd.[1]	376,106	7,311
		1,078,309
Consumer discretionary 12.26%
Tesla, Inc.[1]	1,244,098	266,374
Amazon.com, Inc.[1]	622,743	111,160
Royal Caribbean Cruises, Ltd.[1]	411,597	67,757
DoorDash, Inc., Class A1	524,122	67,460
Home Depot, Inc.	127,613	47,025
D.R. Horton, Inc.	204,777	38,654
Tractor Supply Co.	140,371	37,556
Chipotle Mexican Grill, Inc.[1]	612,383	34,342
Airbnb, Inc., Class A1	291,318	34,174
Hermès International	14,020	33,615
Amadeus IT Group SA, Class A, non-registered shares	447,372	30,136
Aramark	779,713	28,561
Norwegian Cruise Line Holdings, Ltd.[1]	1,223,940	21,896
Evolution AB	210,106	21,823
Floor & Decor Holdings, Inc., Class A1	179,765	20,213
		860,746
Industrials 12.02%
TransDigm Group, Inc.	75,319	103,429
General Electric Co.	458,297	80,028
Carrier Global Corp.	1,089,490	79,293
Uber Technologies, Inc.[1]	1,045,852	76,483
Jacobs Solutions, Inc.	317,285	47,872
Equifax, Inc.	149,105	45,795
Ingersoll-Rand, Inc.	485,840	44,430
Caterpillar, Inc.	108,481	38,630
United Rentals, Inc.	49,261	36,515
Ryanair Holdings PLC (ADR)	320,409	35,713
Quanta Services, Inc.	118,976	32,734
MTU Aero Engines AG	106,612	31,819
Eaton Corp. PLC	98,043	30,092
Airbus SE, non-registered shares	186,677	28,646
Genpact, Ltd.	659,922	25,889
FTAI Aviation, Ltd.	186,225	23,801
Dayforce, Inc.[1]	405,495	23,182
United Airlines Holdings, Inc.[1]	473,856	20,869
Old Dominion Freight Line, Inc.	103,410	19,937
Boeing Co.[1]	109,288	18,988
		844,145
Financials 7.43%
Visa, Inc., Class A	562,194	155,373
Bank of America Corp.	1,789,031	72,903
Fiserv, Inc.[1]	389,112	67,939
Mastercard, Inc., Class A	134,499	65,009
KKR & Co., Inc.	430,659	53,303
Apollo Asset Management, Inc.	310,801	35,969
Toast, Inc., Class A1	1,111,692	27,637
Capital Group Growth ETF — Page 2 of 6

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Blackstone, Inc.	169,123	$24,076
Block, Inc., Class A1	293,533	19,397
		521,606
Energy 3.55%
Halliburton Co.	2,097,526	65,212
Schlumberger NV	1,183,736	52,073
Canadian Natural Resources, Ltd. (CAD denominated)	1,350,995	48,901
EOG Resources, Inc.	305,160	39,311
Cenovus Energy, Inc.	1,210,484	22,446
Tourmaline Oil Corp.	467,750	21,318
		249,261
Consumer staples 2.24%
Performance Food Group Co.[1]	669,411	49,965
Costco Wholesale Corp.	51,141	45,637
Target Corp.	202,343	31,084
Dollar General Corp.	366,270	30,389
		157,075
Materials 1.26%
Wheaton Precious Metals Corp.	594,123	36,723
ATI, Inc.[1]	467,941	29,892
Grupo México, SAB de CV, Series B	4,296,054	21,984
		88,599
Utilities 1.16%
Constellation Energy Corp.	215,786	42,445
PG&E Corp.	1,994,432	39,290
		81,735
Total common stocks (cost: $5,442,510,000)		6,894,937
Rights & warrants 0.00% Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,2]	4,185	— [3]
Total rights & warrants (cost: $0)		— [3]
Short-term securities 1.35% Money market investments 1.35%
Capital Group Central Cash Fund 5.30%[4,5]	943,653	94,394
Total short-term securities (cost: $94,371,000)		94,394
Total investment securities 99.55% (cost: $5,536,881,000)		6,989,331
Other assets less liabilities 0.45%		31,917
Net assets 100.00%		$7,021,248
Capital Group Growth ETF — Page 3 of 6

unaudited
Investments in affiliates5

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 1.34%
Money market investments 1.34%
Capital Group Central Cash Fund 5.30%[4]	$114,011	$220,120	$239,753	$12	$4	$94,394	$935

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 8/31/2024.
[5]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Growth ETF — Page 4 of 6

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2024 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,644,058	$—	$—	$1,644,058
Communication services	1,369,403	—	—	1,369,403
Health care	1,078,309	—	—	1,078,309
Consumer discretionary	860,746	—	—	860,746
Industrials	844,145	—	—	844,145
Financials	521,606	—	—	521,606
Energy	249,261	—	—	249,261
Consumer staples	157,075	—	—	157,075
Materials	88,599	—	—	88,599
Utilities	81,735	—	—	81,735
Rights & warrants	—	—	— *	— *
Short-term securities	94,394	—	—	94,394
Total	$6,989,331	$—	$— *	$6,989,331

*	Amount less than one thousand.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Capital Group Growth ETF — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-302-1024
Capital Group Growth ETF — Page 6 of 6